Exhibit 99.1

Advanced Cell Technology Announces Settlement of Litigation

Agreement Resolves All Litigation Associated with Previously Issued Convertible Debentures

MARLBOROUGH, Mass. — January 17, 2013 – Advanced Cell Technology, Inc. (“ACT”; OTCBB: ACTC or the “Company”), a leader in the field of regenerative medicine, today announced that it has reached a settlement agreement with CAMOFI and CAMZHN Master LDC (collectively, the “Investors”) resolving a lawsuit filed against ACT in the Supreme Court of New York relating to the conversion price of certain notes and the exercise price of certain warrants. The Investors claimed that the conversion price for the debentures and warrants they held should have been adjusted as a result of a transaction entered into between the Company’s previous management and an investor in 2010. At the time, the Investors had not converted most of their debentures or warrants. The Investors were the final parties to settle the litigation, which had previously been disclosed in multiple ACT 8-K filings.

Under the terms of the settlement, ACT will pay $12.5 million to the investors, plus legal expenses, comprised of $2 million in cash, $4.5 million in restricted common stock and $6 million through the issuance of an 8% amortizing redeemable convertible debenture that matures June, 2015. The Company and Investors have agreed to enter into a registration rights agreement, which will require the Company to register the shares of common stock into which the debentures are convertible with the Securities and Exchange Commission.

“This settlement ends the cost and uncertainty associated with this litigation and resolves all of the litigation relating to the debentures, which have represented an ongoing cost and distraction for both management and our shareholders,” said Gary Rabin, chairman and CEO of ACT. “The resolution of this litigation represents a significant step in resolving past potential liabilities and in enhancing the Company’s ability to attract a broader shareholder base.”

Further details are available in the Company’s Form 8-K filed with the Securities and Exchange Commission.

About Advanced Cell Technology, Inc.

Advanced Cell Technology, Inc., is a biotechnology company applying cellular technology in the field of regenerative medicine. For more information, visit www.advancedcell.com.

Forward-Looking Statements

Statements in this news release regarding future financial and operating results, future growth in research and development programs, potential applications of our technology, opportunities for the company and any other statements about the future expectations, beliefs, goals, plans, or prospects expressed by management constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words “will,” “believes,” “plans,” “anticipates,” “expects,” “estimates,” and similar expressions) should also be considered to be forward-looking statements. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: limited operating history, need for future capital, risks inherent in the development and commercialization of potential products, protection of our intellectual property, and economic conditions generally. Additional information on potential factors that could affect our results and other risks and uncertainties are detailed from time to time in the company’s periodic reports, including the report on Form 10-K for the year ended December 31, 2011. Forward-looking statements are based on the beliefs, opinions, and expectations of the company’s management at the time they are made, and the company does not assume any obligation to update its forward-looking statements if those beliefs, opinions, expectations, or other circumstances should change. Forward-looking statements are based on the beliefs, opinions, and expectations of the company’s management at the time they are made, and the company does not assume any obligation to update its forward-looking statements if those beliefs, opinions, expectations, or other circumstances should change. There can be no assurance that the Company’s clinical trials will be successful.

Contact:

Investors:

    CEOcast, Inc., James Young, 212-732-4300

Press:

    ACT Corporate Communications, Bill Douglass, 646-450-3615

    or:

    Russo Partners, Martina Schwarzkopf, Ph.D., 212-845-4292